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                                  Exhibit 99.1

            CERTIFICATION BY CHIEF EXECUTIVE AND PRINCIPAL FINANCIAL
       OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Ambient Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report") filed with the Securities and Exchange Commission, I, John J. Joyce, Chief Executive Officer (and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



MARCH 31, 2003                        /s/ JOHN J. JOYCE
                                      ---------------------------------
                                      JOHN J. JOYCE
                                      CHIEF EXECUTIVE OFFICER
                                      (AND PRINCIPAL FINANCIAL OFFICER)


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Ambient Corporation and will be retained by Ambient Corporation and furnished to the Securities and Exchange Commission or its staff upon request.